Exhibit 99.2

Financial Supplement

Fourth Quarter 2004

December 31, 2004

Table of Contents

Assured Guaranty Ltd.
Selected Financial Highlights
Consolidated GAAP Income Statements
Consolidated GAAP Balance Sheets
Segment Consolidation
Financial Guaranty Direct Segment
Financial Guaranty Reinsurance Segment
Mortgage Guaranty Segment
Other Segment
Loss and LAE Reserves
Fixed Income Investment Portfolio
Financial Guaranty Profile
Non-Investment Grade Exposure
Closely Monitored Credits
25 Largest Public Finance Exposures
25 Largest Structured Finance Exposures
Largest Single Name Corporate/Sovereign CDS Exposures
Consolidated Capital and Claims Paying Resources
Summary Financial and Statistical Data

Assured Guaranty Corp.
Financial Statements
Fixed Income Investment Portfolio
Financial Guaranty Profile
Non-Investment Grade Exposure
25 Largest Public Finance Exposures
25 Largest Structured Finance Exposures
Statutory Capital and Claims Paying Resources

Assured Guaranty Re International Ltd.
Financial Statements
Financial Guaranty Profile
Capital and Claims Paying Resources

Assured Guaranty Ltd.	Investor contact:
30 Woodbourne Avenue	Sabra Purtill
Hamilton HM 08 Bermuda	(212) 408-6044
www.assuredguaranty.com	spurtill@assuredguaranty.com

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our IPO prospectus dated April 22, 2004 and our 10-Q’s dated June 30, 2004 and September 30, 2004.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement, such as its statements regarding PVP,  reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward-looking statements could be affected by a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe losses or more frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, and changes in general economic conditions, as well as management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars in millions except per share amounts)

	Quarter Ended December 31,		% Change versus 4Q-03	Year Ended December 31,		% Change versus 2003
	2004	2003		2004	2003
Gross written premiums (GWP) analysis:
Present value of financial guaranty & mortgage guaranty GWP (PVP) (a)	$82.2	$57.1	44%	$289.6	$265.9	9%
Less: Installment premium PVP	52.4	28.9	81%	164.1	153.4	7%
Upfront financial guaranty & mortgage guaranty GWP	29.8	28.2	6%	125.5	112.5	12%
Plus: Installment GWP	32.2	31.1	4%	140.0	146.1	-4%
Financial guaranty & mortgage guaranty GWP	62.0	59.3	5%	265.5	258.6	3%
Plus: Other segment GWP	3.8	(14.7)	NM	(74.6)	90.6	NM
Total GWP	$65.8	$44.6	48%	$190.9	$349.2	-45%

Net income	$48.3	$97.2	-50%	$182.8	$214.5	-15%
Less: After-tax realized gains (losses) on investments	0.6	—	NM	7.7	3.8	103%
Less: After-tax unrealized gains (losses) on derivatives	11.8	63.3	-81%	34.0	83.4	-59%
Operating income (b)	$35.9	$33.9	6%	$141.1	$127.3	11%

Book value	$1,527.6	$1,437.6	6%	$1,527.6	$1,437.6	6%
Net unearned premium reserve less DAC, after-tax (1)	268.6	223.4	20%	268.6	223.4	20%
Net present value of installment premiums in-force, after-tax	297.1	266.8	11%	297.1	266.8	11%
Adjusted book value (c)	$2,093.3	$1,927.8	9%	$2,093.3	$1,927.8	9%

ROE, excluding AOCI	13.5%	29.7%		13.0%	17.0%
Less: After-tax realized gains (losses) on investments	0.2%	0.0%		0.6%	0.3%
Less: After-tax unrealized gains (losses) on derivatives	3.3%	19.4%		2.4%	6.6%
Operating ROE, excluding AOCI (b)	10.0%	10.3%		10.1%	10.1%

Average basic shares outstanding in millions (2)	74.9	75.0	0%	75.0	75.0	0%
Average diluted shares outstanding in millions	75.0	75.0	0%	75.0	75.0	0%

Per diluted share:
Net income	$0.64	$1.30	-51%	$2.44	$2.86	-15%
Less: After-tax realized gains (losses) on investments	0.01	—	100%	0.10	0.05	100%
Less: After-tax unrealized gains (losses) on derivatives	0.16	0.84	-81%	0.45	1.11	-59%
Operating income (b)	$0.48	$0.45	7%	$1.88	$1.70	11%

Book value	$20.19	$19.17	5%	$20.19	$19.17	5%
Plus: Net unearned premium reserve less DAC, after-tax (1)	3.55	2.98	19%	3.55	2.98	19%
Plus: Net present value of installment premiums in-force, after-tax	3.93	3.56	10%	3.93	3.56	10%
Adjusted book value (c)	$27.67	$25.71	8%	$27.67	$25.71	8%

(1).  Unearned premium reserve (UPR) less pre-paid reinsurance premiums and deferred acquisition costs (DAC), all after-tax

(2).  Historical amounts represent shares issued upon the IPO closing

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(dollars in millions)

	Quarter Ended December 31,		% Change versus 4Q-03	Year Ended December 31,		% Change versus 2003
	2004	2003		2004	2003
Revenues
Gross written premiums	$65.8	$44.6	48%	$190.9	$349.2	-45%
Net written premiums	61.4	158.4	-61%	79.6	491.5	-84%

Net earned premiums	57.1	87.0	-34%	187.9	310.9	-40%

Net investment income	23.7	24.4	-3%	94.8	96.3	-2%
Other income	0.3	0.2	50%	0.8	1.2	-33%
Total revenues	$81.1	$111.6	-27%	$283.5	$408.4	-31%

Expenses
Loss and loss adjustment expenses	0.2	52.7	NM	(32.0)	144.6	NM
Profit commission expenses	4.2	2.4	75%	15.5	9.8	58%
Acquisition costs	15.1	15.8	-4%	50.9	64.9	-22%
Other operating expenses	14.5	9.6	51%	67.8	41.0	65%
Goodwill impairment	—	—	—	1.6	—	NM
Interest expense	3.4	1.4	143%	10.7	5.7	88%
Total expenses	$37.4	$81.9	-54%	$114.6	$266.1	-57%

Income before provision for income taxes	43.7	29.7	47%	168.9	142.3	19%

Total provision for income taxes	7.8	(4.2)	NM	27.8	15.0	85%

Operating income (b)	$35.9	$33.9	6%	$141.1	$127.3	11%

After-tax net realized gains on investments	0.6	—	NM	7.7	3.8	103%
After-tax unrealized gains on derivative instruments	11.8	63.3	-81%	34.0	83.4	-59%

Net income	$48.3	$97.2	-50%	$182.8	$214.5	-15%

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	December 31, 2004	December 31, 2003
Assets
Fixed maturity securities available for sale, at fair value	$1,965.1	$2,052.2
Short-term investments, at cost, which approximates market	175.8	137.5
Total investments	2,140.9	2,189.7

Cash and cash equivalents	17.0	32.4
Accrued investment income	21.9	23.8
Deferred acquisition costs	186.4	178.7
Premiums receivable	40.8	64.0
Prepaid reinsurance premiums	15.2	11.0
Reinsurance recoverable on ceded losses	120.2	122.1
Due from affiliate	—	115.0
Unrealized gains on derivative financial instruments	43.9	—
Value of reinsurance business assumed	—	14.2
Goodwill	85.4	87.1
Other assets	22.3	20.0
Total assets	$2,694.0	$2,857.9

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserve	$521.3	$625.4
Reserve for losses and loss adjustment expenses	226.5	522.6
Profit commissions payable	61.7	71.2
Reinsurance balances payable	25.1	4.9
Deferred income taxes	40.1	55.6
Unrealized losses on derivative financial instruments	—	8.6
Funds held by Company under reinsurance contracts	50.8	9.6
Long-term debt	197.4	75.0
Other liabilities	43.7	47.2
Total liabilities	1,166.4	1,420.3

Shareholders’ equity
Common stock	0.8	16.4
Treasury stock	(7.9)	—
Additional paid-in capital	894.2	955.5
Accumulated other comprehensive income	79.0	81.2
Unearned stock grant compensation	(6.7)	(5.5)
Retained earnings	568.3	390.0
Total shareholders’ equity	1,527.6	1,437.6

Total liabilities and shareholders’ equity	$2,694.0	$2,857.9

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Quarter Ended December 31, 2004
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
Public finance	$5.7	$26.4	$—	$32.1		$32.1
Structured finance	33.9	9.3	6.9	50.1		50.1
Total PVP	$39.6	$35.7	$6.9	$82.2		$82.2

Income statement:
Gross written premiums	$21.3	$36.5	$4.2	$62.0	$3.8	$65.8
Net written premiums	20.9	36.3	4.2	61.4	—	61.4
Net earned premiums	15.5	36.5	5.2	57.1	—	57.1
Loss and loss adjustment expenses	1.0	1.6	(2.0)	0.6	(0.4)	0.2
Profit commission expense	—	0.9	3.5	4.2	—	4.2
Acquisition costs	1.6	13.0	0.6	15.1	—	15.1
Operating expenses	3.9	9.1	1.3	14.5	—	14.5
Total underwriting expenses	$6.5	$24.6	$3.4	$34.4	$(0.4)	$34.0

Underwriting gain	$9.0	$11.9	$1.8	$22.7	$0.4	$23.1

Loss and loss adjustment expense ratio	6.5%	4.4%	-37.8%	1.1%		0.4%
Expense ratio	35.4%	63.0%	103.5%	59.2%		59.2%
Combined ratio	41.9%	67.4%	65.7%	60.3%		59.5%

	Quarter Ended December 31, 2003
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
Public finance	$—	$31.3	$—	$31.3		$31.3
Structured finance	21.7	4.0	—	25.7		25.7
Total PVP	$21.7	$35.4	$—	$57.1		$57.1

Income statement:
Gross written premiums	$17.0	$37.9	$4.4	$59.3	$(14.7)	$44.6
Net written premiums	16.6	37.9	4.4	58.9	99.5	158.4
Net earned premiums	16.1	24.5	5.7	46.3	40.7	87.0
Loss and loss adjustment expenses	3.2	15.3	(1.7)	16.8	35.9	52.7
Profit commission expense	—	0.5	1.1	1.6	0.8	2.4
Acquisition costs	1.0	8.1	0.6	9.7	6.1	15.8
Operating expenses	1.8	2.7	0.6	5.1	4.5	9.6
Total underwriting expenses	$6.0	$26.6	$0.6	$33.2	$47.3	$80.5

Underwriting gain (loss)	$10.1	$(2.1)	$5.1	$13.1	$(6.6)	$6.5

Loss and loss adjustment expense ratio	19.9%	62.4%	-29.8%	36.3%	88.2%	60.6%
Expense ratio	17.4%	46.1%	40.4%	35.4%	28.0%	32.0%
Combined ratio	37.3%	108.6%	10.5%	71.7%	116.2%	92.5%

(1).  Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Year Ended December 31, 2004
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty GWP (PVP): (a)
Public finance	$8.6	$137.3	$—	$145.9		$145.9
Structured finance	$61.1	$55.5	$27.1	$143.8		$143.8
Total PVP	$69.7	$192.8	$27.1	$289.6		$289.6

Income statement:
Gross written premiums	$80.8	$160.3	$24.4	$265.5	$(74.6)	$190.9
Net written premiums	77.7	160.1	24.4	262.2	(182.5)	79.6
Net earned premiums	88.8	114.4	33.7	236.8	(48.9)	187.9
Loss and loss adjustment expenses	14.8	15.4	(11.9)	18.3	(50.3)	(32.0)
Profit commission expense	—	1.1	14.1	15.2	0.3	15.5
Acquisition costs	4.5	38.8	3.7	47.0	3.9	50.9
Operating expenses (2)	15.8	28.5	8.3	52.6	3.9	56.5
Total underwriting expenses	$35.1	$83.8	$14.2	$133.1	$(42.2)	$90.9

Underwriting gain (loss)	$53.7	$30.6	$19.5	$103.7	$(6.7)	$97.0

Loss and loss adjustment expense ratio	16.7%	13.5%	-35.2%	7.7%	102.8%	-17.0%
Expense ratio	22.8%	59.8%	77.4%	48.5%	-16.6%	65.4%
Combined ratio	39.5%	73.2%	42.2%	56.2%	86.2%	48.4%

	Year Ended December 31, 2003
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
Public finance	$1.5	$131.4	$—	$132.9		$132.9
Structured finance	94.5	37.9	0.6	133.0		133.0
Total PVP	$96.0	$169.3	$0.6	$265.9		$265.9

Income statement:
Gross written premiums	$71.1	$163.1	$24.4	$258.6	$90.6	$349.2
Net written premiums	70.0	162.1	24.4	256.5	235.0	491.5
Net earned premiums	70.2	92.9	27.6	190.7	120.2	310.9
Loss and loss adjustment expenses	16.3	25.7	(0.7)	41.3	103.3	144.6
Profit commission expense	—	1.5	7.3	8.8	1.0	9.8
Acquisition costs	2.2	33.6	4.1	39.9	25.0	64.9
Operating expenses	8.9	12.0	4.2	25.1	15.9	41.0
Total underwriting expenses	$27.4	$72.8	$14.9	$115.1	$145.2	$260.3

Underwriting gain (loss)	$42.8	$20.1	$12.7	$75.6	$(25.0)	$50.6

Loss and loss adjustment expense ratio	23.2%	27.7%	-2.5%	21.7%	85.9%	46.5%
Expense ratio	15.8%	50.7%	56.5%	38.7%	34.9%	37.2%
Combined ratio	39.0%	78.4%	54.0%	60.4%	120.8%	83.7%

(1).  Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2).  Full year 2004 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment

(dollars in millions)

									Year Ended
	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04	4Q-04	2003	2004
PVP: (a)	$20.7	$15.4	$38.2	$21.7	$7.9	$14.4	$7.9	$39.6	$96.0	$69.7
less: Present value of installment premiums written in period	(20.7)	(15.4)	(36.7)	(21.7)	(7.9)	(14.4)	(7.9)	(33.9)	(94.6)	(64.0)
Upfront gross written premiums	—	—	1.5	—	—	—	—	5.7	1.5	5.7
plus: Installment gross written premiums	14.0	23.1	15.5	17.0	25.6	17.7	16.2	15.6	69.6	75.1
Financial guaranty gross written premiums	$14.0	$23.1	$17.0	$17.0	$25.6	$17.7	$16.2	$21.3	$71.1	$80.8

Income statement:
Gross written premiums	$14.0	$23.1	$17.0	$17.0	$25.6	$17.7	$16.2	$21.3	$71.1	$80.8
Net written premiums	15.8	20.6	17.0	16.6	25.3	17.3	14.2	20.9	70.0	77.7
Net earned premiums	16.9	21.2	16.0	16.1	40.7	16.1	16.5	15.5	70.2	88.8
Loss and loss adjustment expenses	2.0	6.4	4.7	3.2	13.4	1.6	(1.2)	1.0	16.3	14.8
Profit commission expense	—	—	—	—	—	—	—	—	—	—
Acquisition costs	—	—	1.2	1.0	1.4	0.1	1.4	1.6	2.2	4.5
Operating expenses (1)	2.7	1.9	2.5	1.8	3.3	4.3	4.3	3.9	8.9	15.8
Total expenses	$4.7	$8.3	$8.4	$6.0	$18.1	$6.0	$4.5	$6.5	$27.4	$35.1

Underwriting gain	$12.2	$12.9	$7.6	$10.1	$22.6	$10.1	$12.0	$9.0	$42.8	$53.7

Loss and loss adjustment expense ratio	11.8%	30.2%	29.4%	19.9%	32.9%	9.9%	-7.3%	6.5%	23.2%	16.7%
Expense ratio	16.0%	9.0%	23.1%	17.4%	11.5%	27.3%	34.5%	35.4%	15.8%	22.8%
Combined ratio	27.8%	39.2%	52.5%	37.3%	44.5%	37.3%	27.3%	41.9%	39.0%	39.5%

PVP:
Public finance	$—	$—	$1.5	$—	$—	$2.9	$—	$5.7	$1.5	$8.6
Structured finance	20.7	15.4	36.7	21.7	7.9	11.4	7.9	33.9	94.5	61.1
Total	$20.7	$15.4	$38.2	$21.7	$7.9	$14.4	$7.9	$39.6	$96.0	$69.7

Par written:
Public finance	$—	$—	$48	$—	$—	$246	$508	$194	$48	$948
Structured finance	1,212	1,163	2,796	1,810	1,488	2,444	854	7,263	6,980	12,049
Total	$1,212	$1,163	$2,844	$1,810	$1,488	$2,691	$1,361	$7,457	$7,028	$12,997

Par outstanding:
Public finance	$2,120	$2,381	$2,251	$2,138	$2,112	$2,321	$2,852	$3,144	$2,138	$3,144
Structured finance	17,709	18,140	20,509	21,561	21,737	23,454	23,605	28,468	21,561	28,468
Total	$19,829	$20,521	$22,760	$23,698	$23,849	$25,775	$26,457	$31,612	$23,698	$31,612
Present value of installment premiums in force: (a)	$194.6	$205.4	$221.9	$228.1	$220.6	$219.7	$218.9	$231.0	$228.1	$231.0
Unearned premium reserve, net	$29.0	$28.2	$29.1	$31.2	$16.0	$17.1	$14.7	$20.3	$31.2	$20.3

(1).  2Q-04 and full year 2004 exclude the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)

(dollars in millions)

									Year Ended
	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04	4Q-04	2003	2004
Present value of gross written premiums (PVP) (a)	$38.6	$27.1	$68.3	$35.4	$78.1	$40.1	$38.9	$35.7	$169.3	$192.8
less: Present value of installment premiums (a)	(15.7)	(12.2)	(23.2)	(7.2)	(40.0)	(17.2)	(14.5)	(11.6)	(58.3)	(83.3)
Upfront gross written premiums	22.9	14.8	45.2	28.2	38.1	22.9	24.5	24.1	111.0	109.5
plus: Installment gross written premiums (2)	6.9	19.2	16.2	9.7	14.3	12.9	11.1	12.4	52.1	50.8
Financial guaranty gross written premiums	$29.8	$34.0	$61.4	$37.9	$52.4	$35.8	$35.6	$36.5	$163.1	$160.3

Income statement:
Gross written premiums	$29.8	$34.0	$61.4	$37.9	$52.4	$35.8	$35.6	$36.5	$163.1	$160.3
Net written premiums	29.1	33.9	61.2	37.9	52.4	35.8	35.6	36.3	162.1	160.1
Net earned premiums	16.9	30.1	21.4	24.5	20.4	25.6	31.9	36.5	92.9	114.4
Loss and loss adjustment expenses	1.8	0.9	7.7	15.3	3.9	(0.9)	10.8	1.6	25.7	15.4
Profit commission expense	0.1	0.9	—	0.5	0.1	0.3	(0.2)	0.9	1.5	1.1
Acquisition costs	5.4	11.9	8.2	8.1	7.1	6.6	12.1	13.0	33.6	38.8
Operating expenses (3)	3.1	2.8	3.4	2.7	4.1	6.9	8.4	9.1	12.0	28.5
Total expenses	$10.4	$16.5	$19.3	$26.6	$15.2	$12.9	$31.1	$24.6	$72.8	$83.8

Underwriting gain (loss)	$6.5	$13.6	$2.1	$(2.1)	$5.2	$12.7	$0.8	$11.9	$20.1	$30.6

Loss and loss adjustment expense ratio	10.7%	3.0%	36.0%	62.4%	19.1%	—3.5%	33.9%	4.4%	27.7%	13.5%
Expense ratio	50.9%	51.8%	54.2%	46.1%	55.4%	53.9%	63.6%	63.0%	50.7%	59.8%
Combined ratio	61.5%	54.8%	90.2%	108.6%	74.5%	50.4%	97.5%	67.4%	78.4%	73.2%

PVP:
Public finance	$26.8	$15.8	$57.5	$31.3	$45.8	$31.2	$33.9	$26.4	$131.4	$137.3
Structured finance	11.8	11.3	10.8	4.0	32.3	8.9	5.0	9.3	37.9	55.5
Total	$38.6	$27.1	$68.3	$35.4	$78.1	$40.1	$38.9	$35.7	$169.3	$192.8

Par written:
Public finance	$1,279	$914	$2,621	$1,906	$1,932	$1,590	$2,262	$1,443	$6,720	$7,227
Structured finance	1,263	737	888	406	1,154	629	507	861	3,295	3,151
Total	$2,542	$1,651	$3,510	$2,312	$3,086	$2,219	$2,769	$2,304	$10,014	$10,378

Par outstanding:
Public finance	$47,238	$47,001	$48,499	$50,538	$51,806	$52,061	$52,926	$51,324	$50,538	$51,324
Structured finance	13,089	12,976	13,083	13,287	13,935	13,514	13,084	12,656	13,287	12,656
Total	$60,327	$59,977	$61,582	$63,825	$65,741	$65,575	$66,010	$63,980	$63,825	$63,980

Net premiums earned from refundings	$3.3	$8.1	$5.8	$2.0	$2.9	$4.4	$5.2	$5.0	$19.2	$17.4
Present value of installment premiums in force: (a)	$101.1	$105.6	$116.4	$117.2	$140.3	$147.2	$138.0	138.9	$117.2	$138.9
Unearned premium reserve, net	$341.0	$343.0	$382.9	$398.7	$436.4	$441.0	$444.2	443.80	$398.7	$443.8

(1).  Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2).  Installment gross written premiums includes the reclassification of certain deals originally recorded as installment that were discovered during 3Q-04 to be upfront premiums. As a result, prior period amounts have been restated. This reclass had an immaterial impact on our QTD and YTD results of operations and financial condition.

(3).  2Q-04 and full year 2004 exclude the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

									Year Ended
	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04	4Q-04	2003	2004
Present value of gross written premiums (PVP) (a)	$—	$—	$0.6	$—	$19.2	$—	$1.1	$6.9	$0.6	$27.1
less: Present value of installment premiums (a)	—	—	(0.6)	—	(8.9)	—	(1.1)	(6.9)	(0.6)	(16.9)
Upfront gross written premiums	—	—	—	—	10.3	—	—	—	—	10.3
plus: Installment gross written premiums	5.8	8.5	5.7	4.4	3.7	0.9	5.3	4.2	24.4	14.1
Financial guaranty gross written premiums	$5.8	$8.5	$5.7	$4.4	$14.0	$0.9	$5.3	$4.2	$24.4	$24.4

Income statement:
Gross written premiums	$5.8	$8.5	$5.7	$4.4	$14.0	$0.9	$5.3	$4.2	$24.4	$24.4
Net written premiums	6.1	8.2	5.7	4.4	14.0	0.9	5.3	4.2	24.4	24.4
Net earned premiums	6.9	9.4	5.6	5.7	8.4	15.0	5.1	5.2	27.6	33.7
Loss and loss adjustment expenses	1.2	3.7	(3.9)	(1.7)	(1.2)	(3.3)	(5.4)	(2.0)	(0.7)	(11.9)
Profit commission expense	3.2	1.4	1.6	1.1	5.0	4.3	1.3	3.5	7.3	14.1
Acquisition costs	1.0	1.5	1.0	0.6	0.9	1.7	0.5	0.6	4.1	3.7
Operating expenses (1)	1.8	0.9	0.9	0.6	1.7	4.0	1.3	1.3	4.2	8.3
Total expenses	$7.2	$7.5	$(0.4)	$0.6	$6.4	$6.7	$(2.3)	$3.4	$14.9	$14.2

Underwriting gain (loss)	$(0.3)	$1.9	$6.0	$5.1	$2.0	$8.3	$7.4	$1.8	$12.7	$19.5

Loss and loss adjustment expense ratio	17.4%	39.4%	-69.6%	-29.8%	-14.3%	-22.0%	-105.9%	-37.8%	-2.5%	-35.2%
Expense ratio	87.0%	40.4%	62.5%	40.4%	90.5%	66.7%	60.8%	103.5%	56.5%	77.4%
Combined ratio	104.3%	79.8%	-7.1%	10.5%	76.2%	44.7%	-45.1%	65.7%	54.0%	42.2%

(1).  2Q-04 and full year 2004 exclude the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

									Year Ended
	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04	4Q-04	2003	2004
Income statement:
Gross written premiums	$60.9	$18.3	$26.0	$(14.7)	$(93.6)	$10.0	$5.2	$3.8	$90.6	$(74.6)
Net written premiums	53.1	56.3	26.0	99.5	(98.5)	(84.0)	—	—	235.0	(182.5)
Net earned premiums	22.9	21.4	35.2	40.7	17.1	(66.0)	—	—	120.2	(48.9)
Loss and loss adjustment expenses	18.2	24.8	24.4	35.9	7.5	(57.4)	—	(0.4)	103.3	(50.3)
Profit commission expense	(0.5)	0.4	0.3	0.8	0.1	0.2	—	—	1.0	0.3
Acquisition costs	5.4	6.0	7.5	6.1	3.9	—	—	—	25.0	3.9
Operating expenses (1)	4.0	1.9	5.5	4.5	3.9	—	—	—	15.9	3.9
Total expenses	$27.1	$33.1	$37.7	$47.3	$15.4	$(57.2)	$—	$(0.4)	$145.2	$(42.2)

Underwriting gain (loss)	$(4.2)	$(11.7)	$(2.5)	$(6.6)	$1.7	$(8.8)	$—	$0.4	$(25.0)	$(6.7)

Loss and loss adjustment expense ratio	79.5%	115.9%	69.3%	88.2%	43.9%	87.0%	—	—	85.9%	102.8%
Expense ratio	38.9%	38.8%	37.8%	28.0%	46.2%	-0.3%	—	—	34.9%	-16.6%
Combined ratio	118.3%	154.7%	107.1%	116.2%	90.1%	86.7%	—	—	120.8%	86.2%

Net earned premiums:
Equity layer credit protection	$12.6	$7.6	$19.5	$22.1	$5.4	$—	$—	$—	$61.8	$5.4
Trade credit reinsurance	10.7	14.3	11.6	14.6	9.3	(34.6)		—	51.2	(25.3)
Title reinsurance	1.2	1.2	4.6	3.7	2.4	0.8	—	—	10.7	3.2
Life accident and health reinsurance	—	—	—	—	—	—	—	—	—	—
Auto residual value reinsurance	0.7	0.7	0.7	2.1	—	(32.2)	—	—	4.2	(32.2)
Affiliate reinsurance	(2.3)	(2.4)	(1.2)	(1.8)	—	—	—	—	(7.7)	—
Total net earned premiums	$22.9	$21.4	$35.2	$40.7	$17.1	$(66.0)	$—	$—	$120.2	$(48.9)

Underwriting gain (loss) (1):
Equity layer credit protection	$1.1	$(5.7)	$(15.2)	$18.8	$2.2	$0.5	$—	$0.4	$(1.0)	$3.1
Trade credit reinsurance	(1.4)	(4.0)	(0.1)	2.2	1.3	(4.2)	—	—	(3.3)	(2.9)
Title reinsurance	1.0	0.8	2.9	2.1	0.7	0.3	—	—	6.8	1.0
Life accident and health reinsurance	(0.5)	—	(0.1)	—	—	—	—	—	(0.6)	—
Auto residual value reinsurance	(2.5)	(1.9)	0.1	(30.8)	(2.5)	(5.4)	—	—	(35.1)	(7.9)
Affiliate reinsurance	(1.9)	(0.9)	9.9	1.1	—	—	—	—	8.2	—
Total underwriting gain (loss)	$(4.2)	$(11.7)	$(2.5)	$(6.6)	$1.7	$(8.8)	$—	$0.4	$(25.0)	$(6.7)

1.  2Q-04 and full year 2004 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Assured Guaranty Ltd.
Loss and LAE Reserves by Segment, Type of Reserve and by Segment and Type of Reserve
(dollars in millions)

	As of December 31, 2004	As of December 31, 2003
Loss and LAE reserves by segment:
Financial guaranty direct	$19.9	$29.9
Financial guaranty reinsurance	78.8	72.8
Mortgage guaranty	11.2	24.1
Other	116.6	395.8
Total	$226.5	$522.6

	As of December 31, 2004	As of December 31, 2003
Loss and LAE reserves by type:
Case basis	$53.5	$128.9
IBNR	105.8	319.0
Portfolio	67.2	74.7
Total	$226.5	$522.6

	As of December 31, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
By segment and type of loss and LAE reserve:
Case basis	$4.3	$29.1	$0.8	$34.2	$19.3	$53.5
IBNR	—	—	8.5	8.5	97.3	105.8
Portfolio	15.6	49.7	1.9	67.2	—	67.2
Total	$19.9	$78.8	$11.2	$109.9	$116.6	$226.5

	As of December 31, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
By segment and type of loss and LAE reserve:
Case basis	$2.0	$35.3	$1.8	$39.1	$89.8	$128.9
IBNR	—	—	13.1	13.1	305.9	319.0
Portfolio	27.9	37.5	9.2	74.7	—	74.7
Total	$29.9	$72.8	$24.1	$126.9	$395.8	$522.6

Assured Guaranty Ltd.
Fixed Income Investment Portfolio
as of December 31, 2004
(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	Fair Value	Duration	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$47.5	4.7%	$50.3	7.2	$2.2
Agency obligations	211.2	5.2%	219.8	4.8	10.9
Foreign government securities	18.5	4.9%	18.8	3.0	0.9
Obligations of states and political subdivisions	326.3	4.6%	345.2	7.3	14.9
Insured obligations of state and political subdivisions	483.1	4.9%	522.9	7.0	23.9
Corporate securities	160.6	5.9%	170.3	5.4	9.4
Mortgage-backed securities:
Pass-thrus	430.3	5.1%	440.1	3.6	22.1
PACs	119.9	4.6%	120.4	2.2	5.5
Asset-backed securities	76.2	5.4%	77.4	2.2	4.1
Total fixed maturity securities available for sale	1,873.4	5.0%	1,965.1	5.4	93.9
Short-term investments	175.8	1.9%	175.8	—	3.3
Total investments	$2,049.3	4.8%	$2,140.9	5.0	$97.3

	Fair Value	%
Maturity schedule:
Due within one year	$15.0	0.8%
Due in one to five years	174.3	8.9%
Due in five to ten years	345.1	17.6%
Due in greater than ten years	870.1	44.3%
Mortgage-backed securities	560.5	28.5%
Total	$1,965.1	100.0%

	Fair Value	%
Quality distribution:
Treasury and Government Obligations	$50.3	2.6%
Agency Obligations	219.8	11.1%
AAA/Aaa	1,257.3	64.0%
AA/Aa	307.3	15.6%
A/A	129.0	6.6%
BBB/Baa	1.4	0.1%
Total	$1,965.1	100.0%

Assured Guaranty Ltd.
Financial Guaranty Profile
(dollars in millions)

			As of December 31, 2004:
	Gross Par Written		Net Par Outstanding	%	Avg. Rating (8)
Sector	4Q 2004	4Q 2003
Public finance
General obligation bonds	$192	$431	$12,698	13.3%	A+
Municipal utilities	350	447	10,917	11.4%	A+
Tax backed	590	565	10,387	10.9%	A+
Transportation	98	107	6,886	7.2%	A
Healthcare	247	153	6,598	6.9%	A
Investor-owned utilities	44	62	2,244	2.3%	A-
Structured municipal (1)	—	—	1,366	1.4%	AAA
Housing	70	50	1,336	1.4%	AA-
Other public finance (2)	35	32	1,064	1.1%	A-
Higher education	11	58	972	1.0%	A+
Total public finance	$1,637	$1,906	$54,468	57.0%	A+

Structured finance
CDO’s (3)	$1,823	$344	$17,256	18.1%	AA+
Mortgage-backed and home equity	5,979	970	11,933	12.5%	AA
Commercial receivables (4)	173	524	4,824	5.0%	AA-
Consumer receivables (5)	16	247	3,451	3.6%	A-
Other structured finance (6)	134	131	2,035	2.1%	A+
Single name corporate CDS (7)	—	—	1,624	1.7%	A+
Total structured finance	$8,125	$2,216	$41,124	43.0%	AA

Total exposure	$9,762	$4,121	$95,592	100.0%	AA-

Mortgage guaranty risk in force	$271	$—	$2,325	NA	NA

(1).  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2).  Other public finance: primarily includes student loans and government-sponsored project finance.

(3).  Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7).  Single name corporate credit default swaps (CDS) includes CDS of investor-owned utilities.

(8).  Ratings are internally determined based on rating agency guidelines.

Distribution by ratings of financial guaranty portfolio

	December 31, 2004		December 31, 2003
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$29,696	31.1%	$26,374	30.1%
AA/Aa	19,856	20.8%	17,587	20.1%
A/A	31,393	32.8%	30,008	34.3%
BBB/Baa	13,137	13.7%	12,051	13.8%
Below investment grade	1,509	1.6%	1,505	1.7%
	$95,592	100%	$87,524	100%

Geographic distribution of financial guaranty portfolio, as of December 31, 2004

U.S.:	Net Par Outstanding	%
California	$7,472	7.8%
New York	5,495	5.7%
Texas	3,201	3.3%
Illinois	2,876	3.0%
Florida	2,756	2.9%
New Jersey	2,441	2.6%
Pennsylvania	2,061	2.2%
Massachusetts	1,842	1.9%
Puerto Rico	1,775	1.9%
Washington	1,702	1.8%
Other - Muni	18,614	19.5%
Other - Non Muni	35,149	36.8%
Total U.S.	$85,386	89.3%

International:	Net Par Outstanding	%
United Kingdom	$5,263	5.5%
Germany	1,082	1.1%
Australia	537	0.6%
Brazil	362	0.4%
Italy	280	0.3%
Other	2,681	2.8%
Total International	$10,205	10.7%

Total	$95,592	100%

Distribution by ratings of CDO and credit derivative exposures

	December 31, 2004		December 31, 2003
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$20,213	73.2%	$20,703	76.1%
AA/Aa	3,451	12.5%	2,534	9.3%
A/A	2,828	10.2%	2,575	9.5%
BBB/Baa	1,011	3.7%	1,216	4.5%
Below investment grade	128	0.5%	158	0.6%
	$27,631	100%	$27,187	100%

(1).  Assured Guaranty internal rating

Assured Guaranty Ltd.
Non-Investment Grade Exposure
as of December 31, 2004
(dollars in millions)

Asset Type	Weighted Average Remaining Life	Net Par Outstanding	Average Rating (8)

Public finance
Transportation	19.3	$374.1	BB
Healthcare	12.5	94.0	BB
General obligation bonds	11.1	69.0	BB+
Other public finance (1)	26.1	44.1	BB-
Investor-owned utilities	17.4	16.9	BB-
Municipal utilities	10.9	14.0	C
Tax backed	9.8	8.3	BB-
Housing	8.1	3.3	B
Higher education	11.3	1.0	BB+
Structured municipal (2)	—	—	—
Total public finance	17.4	$624.8	BB

Structured finance
Consumer receivables (3)	2.2	$496.7	BB
Mortgage-backed and home equity	6.7	150.0	B-
Commercial receivables (4)	6.7	121.6	B
CDO’s (5)	3.0	115.8	BB-
Other structured finance (6)	4.1	0.1	BB-
Single name corporate CDS (7)	—	—	—
Total structured finance	3.7	$884.2	BB-

Total exposure	9.4	$1,509.0	BB-

(1).  Other public finance: primarily includes student loans and government-sponsored project finance.

(2).  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(3).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(4).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5).  Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(6).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7).  Single name corporate credit default swaps (CDS) includes CDS of investor-owned utilities.

(8).  Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Ltd.
Closely Monitored Credits
as of December 31, 2004
(dollars in millions)

Net par outstanding by credit monitoring category (1)

	December 31, 2004		# of credits in category	December 31, 2003		# of credits in category
Description	Net Par Outstanding	%		Net Par Outstanding	%
Fundamentally sound, normal risk	$93,855	98.2%		$85,795	98.0%
Closely monitored:
Category 1	1,490	1.6%	35	1,310	1.5%	29
Category 2	165	0.2%	9	252	0.3%	10
Category 3	70	0.1%	16	131	0.1%	17
Category 4	12	—	8	36	—	3

Subtotal	1,737	1.8%	68	1,729	2.0%	59
Total	$95,592	100%		$87,524	100%

(1).  Our risk management department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; losses likely, case reserve established); Category 4 (claim paid or incurred). Credits that are not included in the closely monitored credit list are categorized as fundamentally sound, normal risk.

Assured Guaranty Ltd.
25 Largest Public Finance Exposures
as of December 31, 2004
(dollars in millions)

Revenue Source	Net Par Outstanding	Rating(1)
New Jersey State General Obligation & Leases	$845	AA-
California State General Obligation & Leases	834	A-
Long Island Power Authority	711	A-
Denver Colorado Airport System	626	A
Jefferson County Alabama Sewer	606	A
Chicago Illinois General Obligation	577	A+
New York City General Obligation & Leases	553	A
Puerto Rico Electric Power Authority	544	A-
New York State Metro Trans Auth	535	A
New York City Municipal Water Finance Authority	522	AA+
Houston Texas Water & Sewer System	504	A+
Energy Northwest	481	AA-
San Francisco California Airport	477	A
Puerto Rico General Obligation & Leases	463	A-
Massachusetts State General Obligation & Bay Transportation	455	AA-
New York State General Obligation	427	AA
Mental Health Services Facilities - New York	371	AA-
Los Angeles County Metro Trans	356	AA
Santee Cooper Revenue Bonds - South Carolina	345	AA-
Dade County Florida Water & Sewer System	324	A
Chicago Illinois Public Building - Board of Education	307	A+
Puerto Rico Government Development Bank	300	AAA/A+(2)
Illinois State General Obligation	295	AA
Los Angeles County California Pension Obligation	274	A
Chicago O’Hare International Airport	271	A+

Total top 25 public finance exposures	$12,003

(1).  Assured Guaranty internal rating

(2).  $267 million of the net par for this credit is wrapped by a AAA monoline financial guaranty company

Assured Guaranty Ltd.
25 Largest Structured Finance Exposures
as of December 31, 2004
(dollars in millions)

Revenue Source	Net Par Outstanding	Rating(1)
Park Place (Ameriquest) PPSI 2004-MHQ1 Class A-1	$1,574	AAA
Ameriquest Mortgage Securities Inc. 2004-R10 A-1	1,108	AAA
Argent Securities Inc. 2004-W11 Class A-1	992	AAA
Structured Finance Corporate Pool	884	AAA
Bear Stearns ABS I Trust 2004-FR3 2-A	747	AAA
Synthetic CDO - IG Corporate	740	AAA
Synthetic CDO - IG ABS	619	AAA
Synthetic CDO - IG Corporate	606	A+
Synthetic CDO - IG ABS	594	AAA
Synthetic Credit Card Master Trust	550	AAA
Field Point I & II, Limited Class A1 & A2	540	AA-
Argent Securities Inc. 2003-W6	513	BBB+
Synthetic CDO - IG Corporate	500	AAA
Synthetic CDO - IG Corporate	470	AA
Synthetic CDO - IG Corporate	440	AAA
Synthetic CDO - IG Corporate	440	AAA
Synthetic CDO - IG Corporate	430	AAA
Synthetic CDO - IG Corporate	410	AAA
Synthetic Sub-Prime RMBS	406	AAA
Providian Gateway Master Trust	384	IG/NIG(2)
Synthetic CDO - IG Corporate	360	AAA
Synthetic CDO - IG Corporate	360	AAA
Synthetic CDO - IG Corporate	347	AAA
Synthetic CDO - IG Corporate	313	BBB+
Private Sub-Prime RMBS	284	AAA

Total top 25 structured finance exposures	$14,610

(1).  Assured Guaranty internal rating

(2).  $305 million of the net par for this credit has investment grade rating ranging from BBB- to BBB+ and $79 million of the net par has non-investment grade rating of BB+

Assured Guaranty Ltd.
Largest Single Name Corporate CDS Exposures
as of December 31, 2004
(dollars in millions)

Obligor	Net Par Outstanding	Rating(1)
General Electric Capital Corp.	$60	AAA
Allianz AG	53	AA-
American International Group	50	AAA
Fannie Mae	45	AAA
Oesterreichische Elektrizitaertswirtschafts AG	39	A
Citigroup Inc.	39	AA-
ABN Amro Bank NV	30	AA-
American Express Corp.	30	A+
Bellsouth Corp.	30	A
Freddie Mac	30	AAA
Total top 10 single name CDS exposures	$405

	Gross Par Written		Net Par Outstanding
Single name corporate CDS by rating	4Q-04	4Q-03
AAA/Aaa	$—	$—	340
AA/Aa	—	—	293
A/A	—	—	811
BBB/Baa	—	—	181
Below investment grade	—	—	—
Total	$—	$—	$1,624

	Net Par Outstanding
Single name corporate CDS run-off	2005(2)	2006	2007	2008	2009
Beginning par outstanding	$1,624	$636	$450	$219	$119
Scheduled runoff amount	988	186	231	100	10
Ending par outstanding	$636	$450	$219	$119	$109

(1).  Assured Guaranty internal rating

(2).  Beginning balance as of January 1, 2005

Assured Guaranty Ltd.
Consolidated Capital and Claims Paying Resources
(dollars in millions)

	As of December 31, 2004			As of December 31, 2003
	AGC	AGR (1)	Consolidated	AGC	AGR (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$406	$186	$592	$467	$233	$700
Contingency reserve	518	—	518	400	—	400
Policyholders’ surplus	237	596	833	256	560	816
Loss & loss adjustment expense reserves	32	103	135	55	390	445
Total policyholders’ surplus & reserves	$1,193	$885	$2,078	$1,178	$1,183	$2,361

Claims paying resources
Policyholders’ surplus	$237	$596	$833	$256	$560	$816
Contingency reserve	518	—	518	400	—	400
Statutory capital	755	596	1,351	$656	$560	$1,216
Unearned premium reserve (2)	406	186	592	467	233	700
Loss & loss adjustment expense reserves	32	103	135	55	390	445
Total policyholders’ reserves	438	289	727	$522	$623	$1,145
Present value of installment premium	268	132	400	293	90	383
Standby line of credit/stop loss	255	—	255	255	—	255
Total claims paying resources	$1,716	$1,017	$2,733	$1,726	$1,273	$2,999

(1). AGR numbers are our estimate of US statutory as the company files Bermuda statutory financial statements

(2). Unearned premium reserve for AGR is GAAP based and net of prepaid reinsurance premiums

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, expect per share amounts)

Assured Guaranty Ltd.

	Year Ended December 31,
	2004	2003	2002	2001	2000
GAAP Summary Income Statement Data
Gross premiums written	$190.9	$349.2	$417.2	$442.9	$206.0
Net earned premiums	187.9	310.9	247.4	293.5	140.7
Net investment income	94.8	96.3	97.2	99.5	98.1
Total expenses	114.6	266.1	218.8	282.8	131.8
Income before provision for income taxes	233.3	246.2	83.2	110.1	118.1
Net income	182.8	214.5	72.6	63.8	93.2
Operating income	141.1	127.3	115.7	96.1	87.6
Net income per diluted share	$2.44	$2.86	$0.97	$0.85	$1.24
Operating income per diluted share	$1.88	$1.70	$1.54	$1.28	$1.17

Financial Ratios
Loss and LAE ratio	-17.0%	46.5%	48.6%	60.5%	21.6%
Expense ratio	65.4%	37.2%	35.5%	30.6%	61.2%
Combined ratio	48.4%	83.7%	84.1%	91.1%	82.8%
GAAP Summary Balance Sheet Data (end of period)
Total investments and cash	$2,157.9	$2,222.1	$2,061.9	$1,710.8	$1,549.6
Total assets	2,694.0	2,857.9	2,719.9	2,322.1	1,913.7
Unearned premium reserve	521.3	625.4	613.3	500.3	444.6
Loss and LAE reserves	226.5	522.6	458.8	401.1	171.0
Long-term debt	197.4	75.0	75.0	150.0	150.0
Shareholders’ equity	1,527.6	1,437.6	1,257.2	1,061.6	994.5
Book value per share	$20.19	$19.17	$16.76	$14.15	$13.26
Other Financial Information (end of period)
Net debt service outstanding	$136,120	$130,047	$124,082	$117,909	$102,744
Net par amount outstanding	95,592	87,524	80,394	75,249	65,756

Assured Guaranty Corp.

	Year Ended December 31,
	2004	2003	2002	2001	2000
Statutory Data
Net income	$103.2	$66.6	$46.2	$44.9	$60.5
Policyholders’ surplus	$236.7	$255.6	$287.0	$334.0	$323.4
Contingency reserve	518.4	400.0	307.0	223.1	180.6
Statutory capital	755.1	655.6	594.0	557.2	504.0
Unearned premium reserve	405.8	466.7	369.9	351.5	330.2
Present value of installment premiums	267.8	293.3	220.4	149.2	89.1
Premium resources	673.6	760.0	590.3	500.7	419.3
Loss and LAE reserves	31.8	55.0	40.8	20.5	15.0
Standby line of credit / stop loss	255.0	255.0	415.0	450.0	250.0
Total claims-paying resources	$1,715.5	$1,725.6	$1,640.1	$1,528.4	$1,188.3
Statutory Financial Ratios
Loss and LAE ratio	-8.4%	25.9%	35.4%	18.3%	-0.7%
Expense ratio	107.4%	32.0%	46.0%	50.9%	46.7%
Combined ratio	99.0%	57.9%	81.4%	69.2%	46.0%
Other Financial Information (end of period)
Net debt service outstanding	$105,831	$117,406	$113,074	$108,135	$87,363
Net par amount outstanding	74,001	78,399	72,259	69,178	56,557

Assured Guaranty Corp.

Consolidated GAAP Income Statements

(dollars in millions)

	Quarter Ended December 31,		% Change versus	Year Ended December 31		% Change versus
	2004	2003	4Q-03	2004	2003	2003

Revenues
Gross written premiums	$36.8	$49.1	-25%	$168.7	$219.9	-23%
Net written premiums	16.9	48.9	-65%	59.9	256.5	-77%

Net earned premiums	38.2	45.0	-15%	122.0	175.4	-30%

Net investment income	13.1	12.4	6%	52.1	47.2	10%
Other income	0.2	0.3	-33%	0.2	1.3	-85%
Total revenues	$51.5	$57.7	-11%	$174.3	$223.9	-22%

Expenses
Loss and loss adjustment expenses	1.8	17.9	-90%	0.4	55.1	-99%
Profit commission expenses	0.8	0.6	33%	1.0	1.7	-41%
Acquisition costs	9.0	8.5	6%	34.3	46.6	-26%
Other operating expenses	11.5	8.9	29%	41.3	23.4	76%
Goodwill impairment	—	—	—	1.6	—	NM
Total expenses	$23.1	$35.8	-35%	$78.6	$126.7	-38%

Income before provision for income taxes	28.4	21.9	30%	95.7	97.2	-2%

Total provision for income taxes	9.8	5.3	85%	26.3	24.9	6%

Operating income (b)	$18.6	$16.6	12%	$69.4	$72.3	-4%

After-tax net realized gains on investments	0.4	(0.1)	NM	0.6	1.4	-57%
After-tax unrealized gains on derivative instruments	9.1	20.0	-55%	31.2	31.6	-1%

Net income	$28.0	$36.5	-23%	$101.2	$105.2	-4%

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Corp.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of
	December 31, 2004	December 31, 2003

Assets
Fixed maturity securities available for sale, at fair value	$1,172.3	$1,126.7
Short-term investments, at cost, which approximates market	66.1	55.1
Total investments	1,238.4	1,181.8

Cash and cash equivalents	2.8	18.0
Accrued investment income	14.5	14.0
Deferred acquisition costs	140.3	146.9
Premiums receivable	48.9	31.5
Prepaid reinsurance premiums	49.7	7.3
Reinsurance recoverable on ceded losses	36.4	—
Unrealized gains on derivative financial instruments	29.4	—
Goodwill	85.4	87.1
Current income taxes receivable	—	—
Other assets	10.7	15.0
Total assets	$1,656.5	$1,501.6

Liabilities and shareholder’s equity
Liabilities
Unearned premium reserve	$369.3	$389.0
Reserve for losses and loss adjustment expenses	118.4	106.3
Profit commissions payable	4.2	4.0
Reinsurance balances payable	64.9	5.2
Deferred income taxes	58.3	77.9
Unrealized losses on derivative financial instruments	—	6.4
Funds held by Company under reinsurance contracts	—	18.5
Other liabilities	33.9	17.5
Total liabilities	649.0	624.8

Shareholder’s equity
Common stock	15.0	15.0
Additional paid-in capital	386.4	351.2
Accumulated other comprehensive income	42.7	45.3
Unearned stock grant compensation	(5.8)	(2.8)
Retained earnings	569.2	468.1
Total shareholder’s equity	1,007.5	876.7

Total liabilities and shareholder’s equity	$1,656.5	$1,501.6

Assured Guaranty Corp.

Fixed Income Investment Portfolio

as of December 31, 2004

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	Fair Value	Duration	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$9.6	3.9%	$9.7	1.6	$0.4
Agency obligations	33.5	4.3%	34.5	3.5	1.5
Foreign government securities	18.3	4.9%	18.6	2.9	0.9
Obligations of states and political subdivisions	315.3	4.6%	333.5	7.1	14.4
Insured obligations of state and political subdivisions	450.2	5.0%	489.0	7.1	22.5
Corporate securities	70.9	5.2%	73.9	4.7	3.7
Mortgage-backed securities:
Pass-thrus	187.2	4.9%	189.7	2.8	9.1
PACs	10.4	3.8%	10.3	3.1	0.4
Asset-backed securities	12.7	4.3%	13.1	2.3	0.5
Total fixed maturity securities available for sale	$1,108.1	4.8%	$1,172.3	5.9	$53.2
Short-term investments	66.1	1.8%	66.1	—	1.2
Total investments	$1,174.2	4.6%	$1,238.4	5.6	$54.4

	Fair Value	%
Maturity schedule:
Due within one year	$5.8	0.5%
Due in one to five years	119.2	10.2%
Due in five to ten years	205.6	17.5%
Due in greater than ten years	641.7	54.7%
Mortgage-backed securities	200.0	17.1%
Total	$1,172.3	100.0%

	Fair Value	%
Quality distribution:
Treasury and Government Obligations	$9.7	0.8%
Agency Obligations	34.5	2.9%
AAA/Aaa	844.4	72.0%
AA/Aa	202.8	17.3%
A/A	80.9	6.9%
BBB/Baa	—	0.0%
Total	$1,172.3	100.0%

Assured Guaranty Corp.

Financial Guaranty Profile (1 of 2)

(dollars in millions)

	As of December 31, 2004:
Sector	Net Par Outstanding	%	Avg. Rating (8)
Public finance
General obligation bonds	$9,741	13.2%	A+
Municipal utilities	8,515	11.5%	A+
Tax backed	8,396	11.3%	A+
Transportation	5,793	7.8%	A
Healthcare	3,886	5.3%	A
Investor-owned utilities	1,766	2.4%	A-
Housing	1,135	1.5%	AA-
Structured municipal (1)	1,041	1.4%	AAA
Other public finance (2)	835	1.1%	A-
Higher education	823	1.1%	A+
Total public finance	$41,931	56.7%	A+

Structured finance
CDO’s (3)	$14,425	19.5%	AA+
Mortgage-backed & home equity	8,775	11.9%	AA
Commercial receivables (4)	4,240	5.7%	AA-
Consumer receivables (5)	3,051	4.1%	A-
Other structured finance (6)	1,580	2.1%	A+
Single name corporate CDS (7)	—	0.0%	—
Total structured finance	$32,071	43.3%	AA

Total net par outstanding	$74,001	100.0%	AA-

(1).  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2).  Other public finance: primarily includes student loans and government-sponsored project finance.

(3).  Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7).  Single name corporate credit default swaps (CDS) includes CDS of investor-owned utilities.

(8).  Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Corp.

Financial Guaranty Profile (2 of 2)

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	December 31, 2004		December 31, 2003
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$22,726	30.7%	$22,268	28.4%
AA/Aa	15,969	21.6%	16,211	20.7%
A/A	23,741	32.1%	27,208	34.7%
BBB/Baa	10,122	13.7%	11,258	14.4%
Below investment grade	1,443	2.0%	1,454	1.9%
	$74,001	100%	$78,399	100%

Geographic distribution of financial guaranty portfolio, as of December 31, 2004

U.S.:	Net Par Outstanding	%
California	$5,658	7.6%
New York	4,256	5.8%
Texas	2,470	3.3%
Illinois	2,401	3.2%
Florida	2,225	3.0%
New Jersey	1,933	2.6%
Pennsylvania	1,700	2.3%
Massachusetts	1,557	2.1%
Puerto Rico	1,416	1.9%
Washington	1,212	1.6%
Other - Muni	11,383	15.4%
Other - Non Muni	30,252	40.9%
Total U.S.	$66,464	89.8%

International:	Net Par Outstanding	%
United Kingdom	$4,011	5.4%
Germany	754	1.0%
Australia	428	0.6%
Brazil	328	0.4%
Italy	220	0.3%
Other	1,796	2.4%
Total International	$7,537	10.2%

Total	$74,001	100%

Distribution by ratings of CDO and credit derivative exposures

	December 31, 2004		December 31, 2003
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$15,325	75.5%	$17,584	74.9%
AA/Aa	2,807	13.8%	2,342	10.0%
A/A	1,494	7.4%	2,420	10.3%
BBB/Baa	574	2.8%	1,011	4.3%
Below investment grade	99	0.5%	135	0.6%
	$20,299	100%	$23,491	100%

(1).  Assured Guaranty internal rating

Assured Guaranty Corp.

Non-Investment Grade Exposure

as of December 31, 2004

(dollars in millions)

Asset Type	Weighted Average Remaining Life	Net Par Outstanding	Average Rating(8)

Public Finance
Transportation	19.3	$374.1	BB
Healthcare	12.2	80.4	BB
General obligation bonds	11.2	47.3	BB+
Other public finance (1)	26.1	44.1	BB-
Investor-owned utilities	17.4	16.9	BB-
Municipal utilities	10.9	14.0	C
Tax backed	9.8	8.3	BB-
Housing	8.1	3.3	B
Higher education	11.3	1.0	BB+
Structured municipal (2)	—	—	—
Total Public finance	17.7	$589.6	BB

Structured Finance
Consumer receivables (3)	2.2	$496.2	BB
Mortgage-backed and home equity	6.3	136.4	B-
Commercial receivables (4)	6.7	121.6	B
CDO’s (5)	3.3	99.3	B+
Other structured finance (6)	4.1	0.1	BB-
Single name corporate CDS (7)	—	—	—
Total structured finance	3.6	$853.5	BB-

Total exposure	9.4	$1,443.1	BB-

(1).  Other public finance: primarily includes student loans and government-sponsored project finance.

(2).  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(3).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(4).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5).  Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(6).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7).  Single name corporate credit default swaps (CDS) includes CDS of investor-owned utilities.

(8).  Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Corp.

25 Largest Public Finance Exposures

as of December 31, 2004

(dollars in millions)

Revenue Source	Net Par Outstanding	Rating(1)
New Jersey State General Obligation & Leases	$756	AA-
California State General Obligation & Leases	578	A-
New York State Metro Trans Auth	476	A
Denver Colorado Airport System	466	A
Puerto Rico Electric Power Authority	464	A-
Chicago Illinois General Obligation	463	A+
Long Island Power Authority	457	A-
Puerto Rico General Obligation & Leases	451	A-
Jefferson County Alabama Sewer	448	A
San Francisco California Airport	422	A
Massachusetts State General Obligation & Bay Transportation	420	AA-
New York State General Obligation	392	AA
Energy Northwest	390	AA-
New York City Municipal Water Finance Authority	386	AA+
New York City General Obligation	347	A
Los Angeles County Metro Trans	314	AA
Houston Texas Water & Sewer System	293	A+
Illinois State General Obligation & Leases	288	AA
Massachusetts State Turnpike Authority Metro	267	A-
Santee Cooper Revenue Bonds - South Carolina	261	AA-
Dade County Florida Water & Sewer System	261	A
Chicago Illinois Public Building - Board of Education	248	A+
Intermountain Power Agency	243	A+
Los Angeles California Unified School District	236	AA-
Pennsylvania State General Obligation	232	AA

Total top 25 public finance exposures	$9,558

(1).  Assured Guaranty internal rating

Assured Guaranty Corp.

25 Largest Structured Finance Exposures

as of December 31, 2004

(dollars in millions)

Revenue Source	Net Par Outstanding	Rating(1)
Park Place (Ameriquest) PPSI 2004-MHQ1 Class A-1	$1,181	AAA
Ameriquest Mortgage Securities Inc. 2004-R10 A-1	831	AAA
Argent Securities Inc. 2004-W11 Class A-1	744	AAA
Structured Finance Corporate Pool	663	AAA
Synthetic CDO - IG ABS	619	AAA
Synthetic CDO - IG Corporate	606	A+
Synthetic CDO - IG ABS	594	AAA
Bear Stearns ABS I Trust 2004-FR3 2-A	561	AAA
Synthetic Credit Card Master Trust	550	AAA
Synthetic CDO - IG Corporate	540	AAA
Argent Securities Inc. 2003-W6	513	BBB+
Synthetic CDO - IG Corporate	500	AAA
Synthetic CDO - IG Corporate	470	AA
Synthetic CDO - IG Corporate	440	AAA
Synthetic CDO - IG Corporate	430	AAA
Synthetic CDO - IG Corporate	417	AAA
Field Point I & II, Limited	371	AA-
Synthetic CDO - IG Corporate	360	AAA
Synthetic CDO - IG Corporate	350	AAA
Synthetic CDO - IG Corporate	347	AAA
Synthetic CDO - IG Corporate	344	AAA
Providian Gateway Master Trust	327	IG/NIG(2)
Synthetic CDO - IG Corporate	313	BBB+
Synthetic Sub-Prime RMBS	305	AAA
Synthetic CDO - IG Corporate	281	AAA

Total top 25 structured finance exposures	$12,657

(1).  Assured Guaranty internal rating

(2).  $248 million of the net par for this credit has investment grade rating ranging from BBB- to BBB+ and $79 million of the net par has non-investment grade rating of BB+

Assured Guaranty Corp.

Statutory Capital and Claims Paying Resources

(dollars in millions)

	As of:
	December 31,	December 31,
	2004	2003
Statutory surplus and reserves
Unearned premium reserve	$406	$467
Contingency reserve	518	400
Policyholders’ surplus	237	256
Loss & loss adjustment expense reserves	32	55
Total policyholders’ surplus & reserves	$1,193	$1,178

Claims paying resources
Policyholders’ surplus	$237	$256
Contingency reserve	518	400
Statutory capital	755	656
Unearned premium reserve	406	467
Loss & loss adjustment expense reserves	32	55
Total policyholders’ reserves	438	522
Present value of installment premium	268	293
Standby line of credit/stop loss	255	255
Total claims paying resources	$1,716	$1,726

Assured Guaranty Re International Ltd.

Consolidated GAAP Income Statements

(dollars in millions)

	Quarter Ended		% Change	Year Ended		% Change
	December 31		versus	December 31		versus
	2004	2003	4Q-03	2004	2003	2003

Revenues
Gross written premiums	$47.4	$(2.3)	NM	$82.9	$139.5	-41%
Net written premiums	44.1	109.0	-60%	17.8	232.9	-92%

Net earned premiums	18.5	41.5	-55%	64.0	133.5	-52%

Net investment income	10.5	12.0	-13%	42.4	49.0	-13%
Other income	—	1.4	NM	0.6	1.7	-65%
Total revenues	$29.0	$54.9	-47%	$107.0	$184.2	-42%

Expenses
Loss and loss adjustment expenses	(1.6)	34.8	NM	(32.4)	89.6	NM
Profit commission expenses	3.3	1.8	83%	14.6	8.2	78%
Acquisition costs	2.6	(1.2)	NM	13.1	7.7	70%
Other operating expenses	1.2	14.0	-91%	12.5	29.4	-57%
Total expenses	$5.6	$49.4	-89%	$7.8	$134.8	-94%

Income before provision for income taxes	23.4	5.5	325%	99.2	49.4	101%

Total provision for income taxes	1.1	(13.9)	NM	7.5	(12.0)	NM

Operating income (b)	$22.3	$19.4	15%	$91.7	$61.4	49%

After-tax net realized gains on investments	0.3	0.1	200%	7.1	2.4	196%
After-tax unrealized gains on derivative instruments	2.7	43.3	-94%	2.8	51.9	-95%

Net income	$25.2	$62.8	-60%	$101.6	$115.7	-12%

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Re International Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of
	December 31,	December 31,
	2004	2003

Assets
Fixed maturity securities available for sale, at fair value	$785.7	$925.5
Short-term investments, at cost, which approximates market	103.3	80.8
Total investments	889.0	1,006.3

Cash and cash equivalents	3.4	9.6
Accrued investment income	7.4	9.7
Deferred acquisition costs	46.0	28.3
Premiums receivable	56.9	128.6
Prepaid reinsurance premiums	9.1	7.7
Reinsurance recoverable on ceded losses	88.4	122.5
Deferred tax asset	17.9	22.8
Current income tax receivable	4.9	4.0
Value of reinsurance business assumed	—	14.2
Unrealized gains on derivative financial instruments	14.3	12.1
Funds held under reinsurance contracts	5.7	6.5
Other assets	4.2	3.7
Total assets	$1,147.3	$1,376.1

Liabilities and shareholder’s equity
Liabilities
Unearned premium reserve	$195.5	$240.4
Reserve for losses and loss adjustment expenses	112.3	416.3
Profit commissions payable	57.5	67.2
Reinsurance balances payable	13.1	1.3
Funds held by Company under reinsurance contracts	50.0	9.6
Other liabilities	25.9	8.9
Total liabilities	454.3	743.8

Shareholder’s equity
Common stock	1.4	1.4
Additional paid-in capital	388.0	386.2
Accumulated other comprehensive income	23.8	35.8
Unearned stock grant compensation	(1.1)	(2.6)
Retained earnings	280.9	211.5
Total shareholder’s equity	693.0	632.3

Total liabilities and shareholder’s equity	$1,147.3	$1,376.1

Assured Guaranty Re International Ltd.

Financial Guaranty Profile (1 of 2)

(dollars in millions)

	As of December 31, 2004:
Sector	Net Par Outstanding	%	Avg. Rating (8)
Public finance
General obligation bonds	$2,957	13.7%	A+
Healthcare	2,713	12.6%	A+
Municipal utilities	2,402	11.1%	AA-
Tax backed	1,991	9.2%	AA-
Transportation	1,094	5.1%	A+
Investor-owned utilities	478	2.2%	BBB+
Structured municipal (1)	325	1.5%	AAA
Other public finance (2)	229	1.1%	BBB+
Housing	201	0.9%	A+
Higher education	148	0.7%	AA-
Total public finance	$12,538	58.1%	A+

Structured finance
Mortgage-backed & home equity	$3,158	14.6%	AA
CDO’s (3)	2,831	13.1%	AAA
Single name corporate CDS (4)	1,624	7.5%	A+
Commercial receivables (5)	584	2.7%	A
Consumer receivables (6)	400	1.9%	BBB
Other structured finance (7)	455	2.1%	A
Total structured finance	$9,053	41.9%	AA-

Total net par outstanding	$21,590	100.0%	AA-

Mortgage guaranty risk in force	$2,325	NA	NA

(1).  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in  excess of the AAA rating level.

(2).  Other public finance: primarily includes student loans and government-sponsored project finance.

(3).  Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4).  Single name corporate credit default swaps (“CDS”) includes CDS of Investor-owned utilities.

(5).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(6).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(7).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(8).  Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Re International Ltd.

Financial Guaranty Profile (2 of 2)

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	December 31, 2004		December 31, 2003
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$6,971	32.3%	$4,106	45.0%
AA/Aa	3,887	18.0%	1,375	15.1%
A/A	7,652	35.4%	2,800	30.7%
BBB/Baa	3,015	14.0%	793	8.7%
Below investment grade	66	0.3%	50	0.6%
	$21,590	100%	$9,125	100%

Geographic distribution of financial guaranty portfolio, as of December 31, 2004

	Net Par
U.S.:	Outstanding	%
California	$1,814	8.4%
New York	1,239	5.7%
Texas	731	3.4%
Ohio	586	2.7%
Florida	531	2.5%
New Jersey	508	2.4%
Washington	490	2.3%
Illinois	475	2.2%
Wisconsin	404	1.9%
South Carolina	390	1.8%
Other - Muni	6,856	31.8%
Other - Non Muni	4,897	22.7%
Total U.S.	$18,922	87.6%

	Net Par
International:	Outstanding	%
United Kingdom	$1,253	5.8%
Germany	327	1.5%
France	134	0.6%
Japan	110	0.5%
Netherlands	109	0.5%
Other	736	3.4%
Total International	$2,668	12.4%

Total	$21,590	100%

Distribution by ratings of CDO and credit derivative exposures

	December 31, 2004		December 31, 2003
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$4,888	66.7%	$3,119	84.4%
AA/Aa	644	8.8%	192	5.2%
A/A	1,334	18.2%	155	4.2%
BBB/Baa	437	6.0%	206	5.6%
Below investment grade	29	0.4%	24	0.6%
	$7,332	100%	$3,695	100%

(1).  Assured Guaranty internal rating

Assured Guaranty Re International Ltd.

Capital and Claims Paying Resources (1)

(dollars in millions)

	As of:
	December 31,	December 31,
	2004	2003
Statutory surplus and reserves
Unearned premium reserve (2)	$186	$233
Contingency reserve	—	—
Policyholders’ surplus	596	560
Loss & loss adjustment expense reserves	103	390
Total policyholders’ surplus & reserves	$885	$1,183

Claims paying resources
Policyholders’ surplus	$596	$560
Contingency reserve	—	—
Statutory capital	596	560
Unearned premium reserve (2)	186	233
Loss & loss adjustment expense reserves	103	390
Total policyholders’ reserves	289	623
Present value of installment premium	132	90
Standby line of credit/stop loss	—	—
Total claims paying resources	$1,017	$1,273

(1).  AGR numbers are our estimate of U.S. statutory as the company files Bermuda statutory financial statements

(2).  Unearned premium reserve for AGR is GAAP based and net of prepaid reinsurance premiums

Endnotes related to non-GAAP measures discussed in the operating supplement:

(a) PVP, which is a non-GAAP measure, represents gross premiums related to financial guaranty and mortgage guaranty contracts written in the current period, including upfront and installment premiums received on contracts written in the current period and the present value of estimated future installment premiums, discounted at 6% per year.   We use 6% as the present value discount because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented.  Present value of installment premiums in-force, which is a non-GAAP measure, represents our future premiums on our in-force book of installment premium business in our financial guaranty direct and financial guaranty reinsurance segments. It is calculated net of reinsurance ceded and using a discount rate of 6%. We believe PVP and Present value of installment premiums in-force are useful measures for management, equity analysts and investors because they permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of installment premiums on new contracts underwritten in a reporting period, which the GAAP gross premiums written does not adequately measure.

(b) Operating income, which is a non-GAAP measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments.  Operating ROE represents operating income as a percentage of average shareholder’s equity, excluding accumulated other comprehensive income (AOCI).  We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.  We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

(c) Adjusted book value, which is a non-GAAP measure, is derived by beginning with shareholder’s equity (book value) and adding or subtracting the after-tax value of: the financial guaranty and mortgage guaranty net unearned premium reserve; deferred acquisition costs and the present value of estimated net future installment premiums (discounted at 6%).  The adjustments described above will not be realized until future periods and may differ materially from the amounts used in determining adjusted book value.  Management, investors and analysts use the calculation of adjusted book value to evaluate the net present value of the Company’s in-force premium and capital base.

Investor contacts:
Sabra Purtill
(212) 408-6044
spurtill@assuredguaranty.com
Assured Guaranty Ltd.
30 Woodbourne Avenue	Chris McNamee
Hamilton HM 08 Bermuda	(212) 261-5509
www.assuredguaranty.com	cmcnamee@assuredguaranty.com